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META Group, Inc.

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On February 9, 2005, META Group, Inc. posted the following two sets of guidance to its integration website:

Strictly For Internal Use By META Associates Only

1. Guidance to META Group Sales Executives on the Acquisition and Integration by Gartner

February 2, 2005

For more information or to ask questions, please contact your manager, or e-mail Peter Holmes at peter.holmes@metagroup.com.

On December 27, 2004, Gartner announced its intention to purchase META Group. The acquisition and subsequent integration of META Group raises many questions about the future for associates and clients.

It is important for you to communicate to your clients:

•	Gartner announced its intention to buy META Group on December 27, 2004. Following META Group stockholder approval and the completion of customary regulatory and legal procedures, we anticipate that the transaction will be finalized in Q2 2005.

•	During this interim period, an “Integration Team” of experienced Gartner and META Group associates has been formed. This team will determine how to successfully integrate META Group and will create a plan of action that will begin after the transaction is completed in Q2 2005.

•	Until the transaction is completed, Gartner and META Group are legally obliged to operate as separate firms. We can plan how to integrate but we can not take action, change our products or advise our clients of anticipated changes to come.

•	For associates and clients, it remains ‘business as usual’ in all aspects of our business operations and client deliverables until the transaction is completed.

As the Integration Team obtains a broader understanding of the possible impact to associates and clients, you will receive timely and detailed information designed to keep you and your clients informed.

The Q&A below will help you discuss the forthcoming acquisition by Gartner with your clients. The Q&A will be updated regularly as more information is made available. However:

•	We will not have answers to every client question until the Integration Team develops a full understanding of the impact of the acquisition. Regular updates will be made available.

•	We will not be able to answer some questions due to legal or regulatory rules that govern the period between ‘announcement of intention to buy’ and actually completing the transaction.

•	Given these restrictions, it is obviously our first priority to keep our clients up to date with all the information we can provide. It is OK to tell a client that, given the points above, we may not have answers for them straight away but we will endeavor to respond as soon as possible.

Strictly for Internal Use By META Associates Only

META Sales Executives — Questions and Answers on META Acquisition by Gartner

Last Updated: February 2, 2005

Rationale for Acquisition

Q. Why does Gartner want to buy META Group? And is this good news for clients?

First, the acquisition of META Group will significantly increase Gartner’s sales force. This will enable Gartner to rapidly accelerate growth. Second, Gartner will enjoy greater international coverage and scale, most notably in Germany, UK and the Middle East. Thirdly, Gartner will welcome talented professionals to join all elements of the Gartner business, but in particular analysts that can add new areas of research focus and consultants with distinctly new practice areas.

This is very good news for clients. The combined company’s professional staff will be able to provide an even greater scope of independent, objective counsel to help senior IT and business executives leverage information technology to meet their strategic objectives.

Contracts

Q: My client has contracts with Gartner and META Group. My client wants to know what will happen to their META Group contract.

A: META Group will continue to fulfill client contracts until the acquisition is completed in Q2 2005. Once Gartner completes the acquisition, Gartner will honor existing META Group contracts with the services previously specified or provide services of higher value.

Research Content

Q: What research topics will Gartner provide after the acquisition of META Group?

A: Following the acquisition and integration of META Group, Gartner will be able to provide a broader range of research topics to clients. Currently, representatives of both research organizations on the Integration Team are in the process of examining each research offering. The research organization expects to communicate a full product strategy to the sales force and clients within two months of the transaction.

Q: What’s going to happen where there are Gartner & META Group analysts who cover the same areas?

A: Representatives of both research organizations on the Integration Team are in the process of examining each research offering. In many cases, where a given topic is sufficiently broad (e.g. CRM, security, etc.), there will be a need for multiple analysts covering a topic. Our commitment remains to employ the best analyst talent in the industry for our clients. The combined integration team will be using that guiding principle in determining where to expand analyst coverage, versus consolidate.

Q: How will we reconcile possible differences in opinions between Gartner and META Group analysts on important topics?

A: Before the transaction is completed, Gartner and META Group will continue to operate as separate companies and differences in opinions could arise. After the transaction is completed, and the new organization is in place, Gartner and META Group analysts will begin the process of reconciling any conflicting positions through the rigorous research review processes that exists within both Gartner and Meta today. These processes ensure that all analysts have the freedom to formulate their own conclusions and advice to clients following critical and detailed review and debate from peers. Clients will still obtain the best research and advice available, and as is the case within both Gartner and META today, sometimes differing opinions may exist purposefully which often represents the actual conditions that exist within our global and complex client organizations.

Research Operations

Q: My client has a META Group contract. S/he is concerned about receiving the same level of “personalized” service from analysts after META Group is integrated into Gartner.

A: The Integration Team is currently examining how each company operates and how clients are served. Following the completion of the transaction in Q2 2005, Gartner is committed to delivering the best level of service to every client. This will likely require changes that will improve the client experience for both, existing Gartner and META Group clients.

Events

Q: Will META Group events still run in 2005?
A: Until the transaction is completed, META Group will continue to actively market all of their scheduled events in 2005. The integration team is currently reviewing the Gartner and META Group events schedules to determine what the best possible combined offering will be after the transaction is completed. More information will be available shortly.

Q: My client has a negotiated discount plan for all META Group events. Will Gartner now extend that plan to cover Gartner events too?

A: Gartner aims to honor previously negotiated META Group contracts for META Group events and will implement an appropriate migration plan after the transaction takes place.

Q: My client is a major sponsor of a META Group event and a premier sponsor at a Gartner event. The cost and level of sponsorship is different. The client is unsure what to do next.

A: Currently, there is no change to the META Group events calendar. Once the transaction is completed, Gartner will review all META Group contracts for 2005 and determine the best course of action on a case by case basis. For events occurring beyond 2005, Gartner will develop options for vendors on how to leverage the investments made with both companies against an integrated events calendar.

General Acquisition Questions

Q: How will my client keep up to date with Gartner’s acquisition of META Group and what it will mean to them?

A: Both web sites, www.gartner.com, as well as the META Group web site, www.metagroup.com, will be updated with the latest information for clients on the acquisition and integration along with communication updates being provided via META’s Client Advisor Newsletter that runs weekly to clients worldwide. We also encourage you to regularly update your clients with the information you will be provided with via your manager and META executives. We rely on you to proactively engage with your clients about this acquisition and to channel questions or concerns that you can not address to your manager immediately.

We are committed to answering your questions, especially in this critical phase of the acquisition. Please forward your questions to your manager or Peter Holmes at peter.holmes@metagroup.com.

Consulting

Q: My client is currently using META Group consultants. What will happen to those consultants after the transaction takes place?

A: Gartner is acquiring META Group to expand its capabilities and customer base. It is in Gartner’s best interest to do its best to serve all of its customers. Gartner fully anticipates that the consultants originally assigned to the project will complete it. In rare cases, if there is an expectation of discontinuity of service, Gartner will offer customers options for reaching the objectives of the current contract, including alternative services.

Executive Programs

Q: My client is currently a member of Meta Executive Directions. S/he wants to know what will happen to that program? Will they automatically migrate to EXP for the same price they pay today?

A: We are currently evaluating various migration strategies with a focus on ensuring that we maintain the high degree of customer satisfaction enjoyed by META Group’s Executive Directions clients today. We expect to finalize our migration strategy by mid-February. We will communicate the migration strategy to the sales force and clients at that time.

Sales

Q: After the transaction is completed, how will the Gartner and META Group sale force be integrated? What happens if a client wants to retain a relationship with a specific sales executive?

A: When the transaction is completed, Gartner will integrate the META Group sales force quickly and new priorities and territories will be assigned to ensure full client coverage and eliminate duplication. This is a significant project and the Integration Team has begun to define the process for integration. More information will be available on this process and how it impacts sales executives and clients immediately after the close of the transaction. Until this time, both sales forces are operating in ‘business as usual’ mode.

Q. Can I attend a sales call with a Gartner sales executive?

A. No.

Safe Harbor Statement

Statements contained in this press release regarding the consummation and timing of the pending acquisition, and all other statements in this release other than recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to: approval of META Group’s stockholders of the pending acquisition; ability to expand or even retain META Group’s customer base; ability to integrate META Group’s current operations and business; ability to retain META Group’s professional staff of research analysts and consultants; ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in META Group’s business; additional risks associated with international operations; and other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. These filings can be found on Gartner’s Web site at www.gartner.com/investors and the SEC’s Web site at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Additional Information

META Group has filed a preliminary proxy statement and other documents regarding the proposed transaction described in this press release with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT META GROUP AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of META Group seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by META Group with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to John Riley at 203-973-6700.

Strictly For Internal Use By META Associates Only

2. Guidance to META Client Service Organization (CSO) on the Gartner Acquisition and Integration of META Group

February 2, 2005

For more information or to ask questions, please contact your manager or Peter Holmes at peter.holmes@gartner.com.

On December 27, 2004, Gartner announced its intention to purchase META Group. The acquisition and subsequent integration of META Group raises many questions about the future for associates and clients.

As the first point of contact for many META clients, it is important that you can briefly summarize what is happening with this acquisition. Currently, that update is:

•	Gartner announced its intention to buy META Group on December 27, 2004. Following META Group stockholder approval and the completion of customary regulatory and legal procedures, we anticipate that the transaction will be finalized in Q2 2005.

•	During this interim period, an “Integration Team” of experienced Gartner and META Group associates has been formed. This team will determine how to successfully integrate META Group and create a plan of action that will begin after the transaction is completed in Q2 2005.

•	Until the transaction is completed, Gartner and META Group are legally obliged to operate as separate firms. We can plan how to integrate but we can not take action, change our products or advise our clients of anticipated changes to come.

•	For associates and clients, it remains ‘business as usual’ in all aspects of our business operations and client deliverables until the transaction is completed.

As the Integration Team obtains a broader understanding of the possible impact to associates and clients, you will receive timely and detailed information designed to keep you and your clients informed.

The Q&A below will help you answer some of the questions that you may receive from clients. The Q&A will be updated regularly as more information is made available. However:

•	We will not have answers to every client question until the Integration Team develops a full understanding of the impact of the acquisition. Regular updates will be made available.

•	We will not be able to answer some questions due to legal or regulatory rules that govern the period between ‘announcement of intention to buy’ and actually completing the transaction.

•	Given these restrictions, it is obviously our first priority to keep our clients up to date with all the information we can provide. It is OK to tell a client that, given the points above, we may not have answers for them straight away but we will endeavor to respond as soon as possible.

Strictly for Internal Use By META Group Associates Only

Customer Service Organization — Questions and Answers on Gartner Acquisition of META Group

Last Updated: February 2, 2005

Rationale for Acquisition

Q. Why does Gartner want to buy META Group? And is this good news for clients?

First, the acquisition of META Group will significantly increase the Gartner sales force. This will enable Gartner to rapidly accelerate growth. Second, Gartner will enjoy greater international coverage and scale, most notably in Germany, UK and the Middle East. Third, Gartner will welcome talented professionals to join all elements of the Gartner business, but in particular analysts that can add new areas of research focus and consultants with distinctly new practice areas.

This is very good news for clients. The combined company’s professional staff will be able to provide an even greater scope of independent, objective counsel to help senior IT and business executives leverage information technology to meet their strategic objectives.

Contracts

Q: My client has contracts with Gartner and META Group. My client wants to know what will happen to their META Group contract.

A: META Group will continue to fulfill client contracts until the acquisition is completed in Q2 2005. Once Gartner completes the acquisition, Gartner will honor existing META Group contracts with the services previously specified or provide services of higher value.

Research Content

Q: What research topics will Gartner provide after the acquisition of META Group?

A: Following the acquisition and integration of META Group, Gartner will be able to provide a broader range of research topics to clients. Currently, representatives of both research organizations on the Integration Team are in the process of examining each research offering. The research organization expects to communicate a full product strategy to the sales force and clients within two months of the transaction.

Q: What’s going to happen where there are Gartner & META Group analysts who cover the same areas?

A: Representatives of both research organizations on the Integration Team are in the process of examining each research offering. In many cases, where a given topic is sufficiently broad (e.g. CRM, security, etc.), there will be a need for multiple analysts covering a topic. Our commitment remains to employ the best analyst talent in the industry for our clients. The combined integration team will be using that guiding principle in determining where to expand analyst coverage, versus consolidate.

Q: How will we reconcile possible differences in opinions between Gartner and META Group analysts on important topics?

A: Before the transaction is completed, Gartner and META Group will continue to operate as separate companies and differences in opinions could arise. After the transaction is completed, and the new organization is in place, Gartner and META Group analysts will begin the process of reconciling any conflicting positions through the rigorous research review processes that exists within both Gartner and META today. These processes ensure that all analysts have the freedom to formulate their own conclusions and advice to clients following critical and detailed review and debate from peers. Clients will still obtain the best research and advice available, and as is the case within META and Gartner today, sometimes differing opinions may exist purposefully which often represents the actual conditions that exist within our global and complex client organizations.

Research Operations

Q: My client has a META Group contract. S/he is concerned about receiving the same level of “personalized” service from analysts after META Group is integrated into Gartner.

A: The Integration Team is currently examining how each company operates and how clients are served. Following the completion of the transaction in Q2 2005, Gartner is committed to delivering the best level of service to every client. This will likely require changes that will improve the client experience for both, existing Gartner and META Group clients.

Events

Q: Will META Group events still run in 2005?
A: Until the transaction is completed, META Group will continue to actively market all of their scheduled events in 2005. The integration team is currently reviewing the Gartner and META Group events schedules to determine what the best possible combined offering will be after the transaction is completed. More information will be available shortly.

Q: My client has a negotiated discount plan for all META Group events. Will Gartner now extend that plan to cover Gartner events too?

A: Gartner aims to honor previously negotiated META Group contracts for META Group events and will implement an appropriate migration plan after the transaction takes place.

Q: My client is a major sponsor of a META Group event and a premier sponsor at a Gartner event. The cost and level of sponsorship is different. The client is unsure what to do next.

A: Currently, there is no change to the META Group events calendar. Once the transaction is completed, Gartner will review all META Group contracts for 2005 and determine the best course of action on a case by case basis. For events occurring beyond 2005, Gartner will develop options for vendors on how to leverage the investments made with both companies against an integrated events calendar.

General Acquisition Questions

Q: How will my client keep up to date with the acquisition of META Group and what it will mean to them?

A: Feel free to access Gartner’s web site, www.gartner.com, as well as receive META Group’s weekly client communications newsletter for the latest information regarding the acquisition and integration. We also encourage you to regularly update your clients with the information you will be provided with via your manager and META. We rely on you to proactively engage with your clients about this acquisition and to channel questions or concerns that you can not address to your manager immediately.

We are committed to answering your questions, especially in this critical phase of the acquisition. Please forward your questions to your manager or Peter Holmes at peter.holmes@metagroup.com.

Consulting

Q: My client is currently using META Group consultants. What will happen to those consultants after the transaction takes place?

A: Gartner is acquiring META Group to expand its capabilities and customer base. It is in Gartner’s best interest to do its best to serve all of its customers. We fully anticipate that the consultants originally assigned to the project will complete it. In rare cases, if there is an expectation of discontinuity of service, Gartner will offer customers options for reaching the objectives of the current contract, including alternative services.

Executive Programs

Q: My client is currently a member of META Executive Directions. S/he wants to know what will happen to that program? Will they automatically migrate to EXP for the same price they pay today?

A: We are currently evaluating various migration strategies with a focus on ensuring that we maintain the high degree of customer satisfaction enjoyed by META Group’s Executive Directions clients today. We expect to finalize our migration strategy by mid-February. We will communicate the migration strategy to the sales force and clients at that time.

Sales

Q: After the transaction is completed, how will the Gartner and META Group sale force be integrated? What happens if a client wants to retain a relationship with a specific sales executive?

A: When the transaction is completed, Gartner will integrate the META Group sales force quickly and new priorities and territories will be assigned to ensure full client coverage and eliminate duplication. This is a significant project and the Integration Team has begun to define the process for integration. More information will be available on this process and how it impacts sales executives and clients immediately after the close of the transaction. Until this time, both sales forces are operating in ‘business as usual’ mode.

Q. Can a Gartner sales executive attend a call with a META Group sales executive?

A. No.

Safe Harbor Statement

Statements contained in this press release regarding the consummation and timing of the pending acquisition, and all other statements in this release other than recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to: approval of META group’s stockholders of the pending acquisition; ability to expand or even retain META Group’s customer base; ability to integrate META Group’s current operations and business; ability to retain META Group’s professional staff of research analysts and consultants; ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in META Group’s business; additional risks associated with international operations; and other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 13, 2003 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. These filings can be found on Gartner’s Web site at www.gartner.com/investors and the SEC’s Web site at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Additional Information

META Group has filed a preliminary proxy statement and other documents regarding the proposed transaction described in this press release with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT META GROUP AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of META Group seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by META Group with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to John Riley at 203-973-6700.